UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

4151 Amon Carter Boulevard, MD 2450

Fort Worth, Texas 76155

(Address of principal executive offices)-(Zip code)

Gene L. Needles, Jr., PRESIDENT

4151 Amon Carter Boulevard, MD 2450

Fort Worth, Texas 76155

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: January 31, 2014

Date of reporting period: January 31, 2014

ITEM 1. REPORT TO STOCKHOLDERS.

American Beacon® FUNDS

2014 ANNUAL REPORT

JANUARY 31, 2014

ACADIAN EMERGING MARKETS MANAGED VOLATILITY FUND

EARNEST PARTNERS EMERGING MARKETS EQUITY FUND

SGA GLOBAL GROWTH FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

The Funds may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. The risks of investing in foreign securities are heightened when investing in emerging markets. Acadian Emerging Markets Managed Volatility Fund may produce more modest gains than other stock funds as a trade-off for the potentially lower downside risk from investments in lower volatility securities. The Earnest Partners Emerging Markets Equity Fund invests in small and/or mid-sized companies, which involves additional risks such as limited liquidity and greater volatility than larger companies. Because the SGA Global Growth Fund may invest in fewer companies than a more diversified portfolio, the fluctuating value of a single holding may have a greater impact on the value of the Fund. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	January 31, 2014

Dear Shareholders,

The recent history of the world’s stock markets reveal beyond a shadow of a doubt how intertwined our global economy has become. Financial changes in one part of the world ended up having huge implications on markets half a planet away.

Maybe the best example of that is our own U.S. Federal Reserve Bank (the “Fed”) and its decision to taper its bond purchases at the end of 2013. If that results in higher interest rates, as many observers expect, the impact may have important repercussions for highly leveraged emerging economies. Many investing experts believe that the subsequent sell-off in emerging market equities was at least in part a result of the Fed’s move.

Consider also the role that China plays. The Chinese economy is the second-largest in the world, after that of the U.S., and its slowing growth rates have had ripple effects throughout the world. Many of the world’s best-known emerging markets economies rely on China as a trade partner, such as Brazil, which sends 17% of its exports to China. That’s more than it sends to any other country, including the U.S. Changes to the Chinese economy will mean changes to Brazil’s economy – and thus changes to the economies of Brazil’s other trading partners.

Investing in such a complex world requires an experienced manager and a highly analytic approach. We are fortunate here at American Beacon Advisors to have partnered with several such sub-advisors, and to be able to offer their expertise to you.

•	For the period from September 27, 2013 (the Fund’s inception) to January 31, 2014, the American Beacon Acadian Emerging Markets Managed Volatility Fund (Investor Class) returned -4.15%.

•	For the period from September 19, 2013 (the Fund’s inception) to January 31, 2014, the American Beacon Earnest Partners Emerging Markets Equity Fund (Investor Class) returned -11.30%.

•	For the 12 months ended January 31, 2014, the American Beacon SGA Global Growth Fund (Investor Class) returned 5.89%.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

Global Equity Markets Overview

January 31, 2014 (Unaudited)

After a solid 2013, when the world’s economy seemed to be recovering, global stocks sold off in January 2014, dampening returns for the 12 months under review. The MSCI All-Country World Index finished with a return of 12.70% from February 1, 2013, through January 31, 2014. During that period, U.S. equities were among the strongest performers, with the S&P 500 Index gaining 21.52%. International developed markets also fared well, with the MSCI EAFE Index returning 11.93%. The most notable laggard was the MSCI Emerging Markets Index, which lost 10.17%.

The period started off strongly, with the MSCI EAFE Index rising by 5.07% over the first three months, from February through April. Prime Minister Shinzo Abe’s monetary policies in Japan, including an open-ended commitment to quantitative easing, helped boost markets in the developed world. In May, though, when U.S. Federal Reserve Bank (the “Fed”) Chair Ben Bernanke first hinted that the Fed may begin tapering its asset-purchasing program, the ripples were felt around the world. Between May 1 and July 31, the EAFE dipped by 0.92%, but emerging markets declined precipitously, losing 7.81% for the three-month period. In addition to the tapering signals, China’s manufacturing output appeared to be slowing, and Brazil’s stock market fell sharply amid political protests.

After dipping on Bernanke’s initial taper announcement, the U.S. market rebounded strongly over the summer. Over the second half of the calendar year, the S&P 500 Index rose by 16.31%, buoyed by generally improving macroeconomic reports, particularly in the housing and labor markets.

The eurozone reported a modest 0.3% growth in gross domestic product (“GDP”) for the fourth quarter of 2013, helping allay fears that the area may be headed for another recession. European Central Bank President Mario Draghi declared that the bank stands ready to “take further decisive action if needed,” including asset purchases and maintaining low interest rates for an extended period. Eurozone manufacturing grew for the third consecutive month in December, but high unemployment—at a near-record 12%—and weakening growth in consumer prices persisted. Eurozone inflation fell to a record low of 0.8% annualized in January, raising fear of a Japan-style deflation.

Fears of a potential contagion effect in emerging markets as well as weak employment data in the U.S. resulted in increased volatility in January. A number of developing economies, including Argentina, Brazil, India and Turkey, confronted significant currency devaluation amidst the outlook for higher interest rates as the U.S. Federal Reserve continued to taper the pace of its bond-buying program. In January alone, the MSCI Emerging Markets Index dropped by 6.49%.

In the U.S., economic activity improved enough to convince the Federal Reserve to ease off the gas pedal and scale back quantitative easing measures, a sign of its confidence in the stability of the ongoing recovery. Europe appeared to be emerging from recession, and Japan maintained its aggressive economic stimulus policies, although global economic growth drivers remained weak.

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Performance Overview

January 31, 2014 (Unaudited)

The Investor Class of the Acadian Emerging Markets Managed Volatility Fund (the “Fund”) returned -4.15% for the period since inception September 27, 2013 through January 31, 2014. The Fund outperformed the MSCI Emerging Markets Index (the “Index”) return of -5.77% for the period.

Comparison of Change in Value of a $10,000 Investment

For The Period From 9/27/13 Through 1/31/14

Total Returns for the Period ended 1/31/2014

	Since Inception* (9/27/13)	Value of $10,000 9/27/13- 1/31/14
Institutional Class (1,3)	-4.05%	$9,595
Y Class (1,3)	-4.05%	9,595
Investor Class (1,3)	-4.15%	9,585
A Class with sales charge (1,3)	-9.66%	9,034
A Class without sales charge (1,3)	-4.15%	9,585
C Class with sales charge (1,3)	-5.45%	9,455
C Class without sales charge (1,3)	-4.45%	9,555
MSCI Emerging Markets Index (2)	-5.77%	9,423

*	Not annualized.
1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charge to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception. A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the
Middle East and Africa. One cannot directly invest in an index.
3.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares was 2.01%, 2.11%, 2.38%, 2.51% and 3.26% respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index over the since-inception period due to stock selection and country allocation.

Stock selections in Brazil and China added value during the period, offsetting the impact of poor selections in South Korea. In Brazil, the Fund added value through investment in Smiles S.A. (up 11.7%). In China, investment in Travelsky Technology Ltd. (up 33.1%) benefited the Fund. In South Korea, detractors included Samsung Electronics Co. Ltd. (down 8.8%).

Relative contribution from country allocation was positive for the since-inception period, as a result of underweighting Turkey and Thailand (down 26.9% and 15.7%, respectively) and overweighting Mexico (down 2.4%). Underweighting South Korea and Taiwan (down 2.5% and up 0.6%, respectively) and overweighting Brazil (down 16.6%) hurt relative performance during the period.

The Fund’s basic philosophy remains focused on investing in a well-diversified portfolio of low volatility stocks that aims to maximize risk-adjusted returns.

Top Ten Holdings (% Net Assets)

Tencent Holdings Ltd.	1.0
China Petroleum & Chemical Corp. H	1.0
Grupo Financiero Interacciones S.A. de C.V.	1.0
PKP Cargo S.A.	1.0
Wipro Ltd.	1.0
Public Bank Bhd	1.0
China Unicom Hong Kong Ltd.	1.0
Avianca Holdings S.A.	1.0
Infosys Technologies Ltd.	1.0
HON HAI Precision Industry Co. Ltd.	1.0
Total Fund Holdings*	215

*	Does not include short-term investments and futures contracts.

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Performance Overview

January 31, 2014 (Unaudited)

Sector Allocation (% Equities)

Telecommunication Services	16.9
Financials	15.8
Information Technology	14.2
Consumer Discretionary	13.3
Utilities	8.3
Consumer Staples	7.9
Energy	6.4
Industrials	5.9
Health Care	5.6
Materials	4.7
Industrial	1.0

Country Allocation (% Equities)

Hong Kong/China	13.9
Brazil	12.7
South Africa	11.8
Taiwan	10.3
South Korea	10.0
Mexico	10.0
Malaysia	9.0
Poland	4.9
India	4.7
Russia	3.0
Philippines	2.4
Chile	2.3
Panama	1.0
Peru	0.9
Hungary	0.8
Colombia	0.8
Czech Republic	0.7
Egypt	0.6
Thailand	0.2

American Beacon Earnest Partners Emerging Markets Equity FundSM

Performance Overview

January 31, 2014 (Unaudited)

The Investor Class of the Earnest Partners Emerging Markets Equity Fund (the “Fund”) returned -11.30% for the period since inception September 19, 2013 through January 31, 2014. The Fund underperformed the MSCI Emerging Markets Index (the “Index”) return of -7.83% for the period.

Comparison of Change in Value of a $10,000 Investment

For The Period From 9/19/13 Through 1/31/14

Total Returns for the Period ended 1/31/2014

	Since Inception* (9/19/13)	Value of $10,000 9/19/13- 1/31/14
Institutional Class (1,3)	-11.10%	$8,890
Y Class (1,3)	-11.20%	8,880
Investor Class (1,3)	-11.30%	8,870
A Class with sales charge (1,3)	-16.40%	8,360
A Class without sales charge (1,3)	-11.30%	8,870
C Class with sales charge (1,3)	-12.50%	8,750
C Class without sales charge (1,3)	-11.50%	8,850
MSCI Emerging Markets Index (2)	-7.83%	9,217

*	Not annualized.
1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charge to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception. A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa. One cannot directly invest in an index.
3.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares was 2.06%, 2.16%, 2.43%, 2.56%, and 3.31%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Relative to the Index, the Fund lost value through poor stock selections in China/Hong Kong, including Orient Oversees International Ltd. (down 30.4%), Mindray Medical International Ltd. (down 17.6%), Jiangxi Copper Co. Ltd. (down 13.9%) and Great Wall Motor Co. Ltd. (down 20.9%). Stock selections in Brazil added value, such as Cielo S.A. (down 0.2%).

From a country allocation perspective, the Fund benefited from underweighting Russia and Indonesia (down 13.2% and 12.8%, respectively), but underweighting Taiwan and South Korea (up 0.6% and down 1.4%, respectively) detracted from relative performance during the period.

The Fund’s basic philosophy remains focused on investing in companies using a fundamental, bottom-up investment approach in concert with an emphasis on reducing downside deviation.

Top Ten Holdings (% Net Assets)

Controladora Commercial Mexicana, S.A.B. de C.V.	4.0
Weichai Power Co., Ltd. H	4.0
China Oilfield Services Ltd. H	4.0
ICICI Bank Ltd.	3.3
Jiangxi Copper Co., Ltd. H	3.3
Advanced Semiconductor Engineering, Inc.	3.0
Cielo S.A.	3.0
Anhui Conch Cement Co., Ltd. H	2.8
Samsung Electronics Co. Ltd.	4.0
Hyundai Motor Co. Ltd.	2.7
Total Fund Holdings*	41

*	Does not include short-term investments and futures contracts.

American Beacon Earnest Partners Emerging Markets Equity FundSM

Performance Overview

January 31, 2014 (Unaudited)

Sector Allocation (% Equities)

Financials	32.4
Materials	17.8
Industrials	12.7
Consumer Discretionary	10.9
Energy	8.2
Information Technology	7.9
Consumer Staples	5.4
Health Care	2.8
Telecommunication Services	1.9

Country Allocation (% Equities)

Hong Kong/China	34.6
South Korea	14.7
Brazil	13.2
South Africa	7.0
India	5.8
Mexico	4.5
Indonesia	3.5
Taiwan	3.4
Thailand	3.2
Colombia	2.9
Czech Republic	2.9
Malaysia	2.4
Turkey	1.9

American Beacon SGA Global Growth FundSM

Performance Overview

January 31, 2014 (Unaudited)

The Investor Class of the SGA Global Growth Fund (the “Fund”) returned 5.89% for the period January 31, 2013 through January 31, 2014. The Fund underperformed the MSCI All Country World Index (the “Index”) return of 12.70% for the period.

Comparison of Change in Value of a $10,000 Investment

For The Period From 12/31/10 Through 1/31/14

Total Returns for the Period ended 1/31/2014

	1 Year	3 Year	Since Inception (12/31/10)	Value of $10,000 12/31/10- 1/31/14
Institutional Class (1,7)	6.05%	10.85%	10.32%	$13,540
Y Class (1,2,7)	6.05%	10.85%	10.32%	13,540
Investor Class (1,3,7)	5.89%	10.80%	10.27%	13,520
A Class with sales charge (1,4,7)	-0.24%	8.62%	8.17%	12,743
A Class without sales charge (1,4,7)	5.89%	10.80%	10.27%	13,520
C Class with sales charge (1,5,7)	4.65%	10.71%	10.19%	13,489
C Class without sales charge (1,5,7)	5.65%	10.71%	10.19%	13,489
MSCI All Country World Index (6)	12.70%	7.69%	8.01%	12,877
MSCI All Country World Growth Index (6)	13.78%	8.33%	8.27%	12,588
MSCI World Growth Index (6)	16.93%	9.81%	10.34%	13,389

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charge to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
2.	Fund performance for the one-year, five-year, and ten-year periods represent the total returns achieved by the
Institutional Class from 12/31/10 up to 10/4/13, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/4/13.
3.	Fund performance for the one-year, five-year, and ten-year periods represent the total returns achieved by the Institutional Class from 12/31/10 up to 10/4/13, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 10/4/13.
4.	Fund performance for the one-year, five-year, and ten-year periods represent the total returns achieved by the Institutional Class from 12/31/10 up to 10/4/13, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/4/13. The maximum sales charge for A Class is 5.75%
5.	Fund performance for the one-year, five-year, and ten-year periods represent the total returns achieved by the Institutional Class from 12/31/10 up to 10/4/13, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/4/13. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase
6.	The MSCI All Country World Index (“ACWI”) is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Growth Index is designed to measure equity market performance of companies with higher growth values in developed and emerging markets. One cannot directly invest in an index. The Manager and the Sub-Advisor elected to replace the MSCI World Growth Index with the MSCI ACWI because it is more reflective of the Fund’s investment strategy.
7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares was 5.18%, 5.28%, 5.56%, 5.68% and 6.43%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

From a country perspective, the Fund underperformed the Index over the period due to stock selection and country allocation.

American Beacon SGA Global Growth FundSM

Performance Overview

January 31, 2014 (Unaudited)

Stock selections in the United States drove the Fund’s relative underperformance over the one-year period, particularly Intuitive Surgical Inc. and eBay Inc. (down 32.8% and 4.9%. respectively). Selections in China, including Shandong Weigao Group Medical Polymer Co. Ltd. (up 22.5%) benefited the Fund.

From a country allocation perspective, overweighting Argentina (up 8.3%) and underweighting Japan (up 17.9%) hurt relative performance, despite value added through overweighting the United States (up 20.9%).

The Fund’s basic philosophy remains focused on investing in low-risk companies that offer predictable earnings and cash flow growth over the long term.

Top Ten Holdings (% Net Assets)

Schlumberger Ltd.	4.1
Visa, Inc.	4.0
Lowe’s Cos., Inc.	3.9
Monsanto Co.	3.8
State Street Corp.	3.7
Google, Inc.	3.7
Nestle S.A.	3.6
Sanofi	3.4
Colgate-Palmolive Co.	3.4
Cerner Corp.	3.2
Total Fund Holdings*	35

*	Does not include short-term investments and futures contracts.

Sector Allocation (% Equities)

Information Technology	27.9
Health Care	16.5
Consumer Staples	14.9
Consumer Discretionary	14.0
Financials	11.0
Energy	7.4
Materials	6.2
Industrials	2.1

Country Allocation (% Equities)

United States	59.0
Hong Kong/China	9.7
France	6.7
Denmark	4.6
Switzerland	3.7
Germany	2.9
Argentina	2.5
Brazil	2.4
Ireland	2.2
Sweden	2.1
United Kingdom	2.1
Mexico	2.1

American Beacon FundsSM

Fund Expenses

January 31, 2014 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from August 1, 2013 (or the inception date of the class) through January 31, 2014.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as redemption fees. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Fund Expenses

January 31, 2014 (Unaudited)

Acadian Emerging Markets Managed Volatility Fund

	Beginning Account Value 9/27/13	Ending Account Value 1/31/14	Expenses Paid During Period* 9/27/13-1/31/14
Institutional Class
Actual	$1,000.00	$955.49	$4.49
Hypothetical **	$1,000.00	$1,012.40	$4.61
Y Class
Actual	$1,000.00	$959.49	$4.81
Hypothetical **	$1,000.00	$1,012.08	$4.94
Investor Class
Actual	$1,000.00	$958.49	$5.76
Hypothetical **	$1,000.00	$1,011.11	$5.91
A Class
Actual	$1,000.00	$958.49	$6.15
Hypothetical **	$1,000.00	$1,010.70	$6.32
C Class
Actual	$1,000.00	$955.49	$8.62
Hypothetical **	$1,000.00	$1,008.17	$8.85

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.35%, 1.45%, 1.73%, 1.85%, and 2.60% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days since Fund inception (127) by days in the year (365) to reflect the period.
**	5% return before expenses.

Earnest Partners Emerging Markets Equity Fund

	Beginning Account Value 9/19/13	Ending Account Value 1/31/14	Expenses Paid During Period* 9/19/13-1/31/14
Institutional Class
Actual	$1,000.00	$889.00	$4.68
Hypothetical **	$1,000.00	$1,013.40	$4.99
Y Class
Actual	$1,000.00	$888.00	$5.03
Hypothetical **	$1,000.00	$1,013.07	$5.37
Investor Class
Actual	$1,000.00	$887.00	$5.99
Hypothetical **	$1,000.00	$1,011.99	$6.40
A Class
Actual	$1,000.00	$887.00	$6.41
Hypothetical **	$1,000.00	$1,011.55	$6.85
C Class
Actual	$1,000.00	$885.00	$9.00
Hypothetical **	$1,000.00	$1,008.81	$9.59

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.35%, 1.45%, 1.73%, 1.85%, and 2.60% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days since Fund inception (135) by days in the year (365) to reflect the period.
**	5% return before expenses.

SGA Global Growth Fund

	Beginning Account Value 8/1/13	Ending Account Value 1/31/14	Expenses Paid During Period* 8/1/13-1/31/14
Institutional Class
Actual	$1,000.00	$1,040.58	$6.17
Hypothetical **	$1,000.00	$1,019.16	$6.10
Y Class***
Actual	$1,000.00	$1,003.68	$3.53
Hypothetical **	$1,000.00	$1,012.76	$3.54
Investor Class***
Actual	$1,000.00	$1,002.20	$4.44
Hypothetical **	$1,000.00	$1,011.87	$4.46
A Class***
Actual	$1,000.00	$1,002.20	$4.83
Hypothetical **	$1,000.00	$1,011.45	$4.88
C Class***
Actual	$1,000.00	$999.88	$7.27
Hypothetical **	$1,000.00	$1,009.04	$7.30

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.20% for the Institutional Class multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent six-month period (184) by days in the year (365) to reflect the six-month period.
**	5% return before expenses.
***	The Class inception date is October 4, 2013. Expenses are equal to the Fund’s annualized expense ratios for the period of 1.08%, 1.36%, 1.48% and 2.23% for the Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days since Fund inception (119) by days in the year (365) to reflect the period.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

American Beacon Acadian Emerging Markets Managed Volatility Fund, American Beacon Earnest Partners Emerging Markets Equity Fund, and American Beacon SGA Global Growth Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon Acadian Emerging Markets Managed Volatility Fund, American Beacon Earnest Partners Emerging Markets Equity Fund, and American Beacon SGA Global Growth Fund (collectively, the “Funds”), as of January 31, 2014. We have audited the accompanying statements of operations and changes in net assets of the American Beacon Acadian Emerging Markets Managed Volatility Fund and American Beacon Earnest Partners Emerging Markets Equity Fund, and the related financial highlights, for the periods indicated therein. We have audited the accompanying statements of operations, changes in net assets, and financial highlights of the American Beacon SGA Global Growth Fund for the four months ended January 31, 2014. The American Beacon SGA Global Growth Fund statements of operations and changes in net assets for the year ended September 30, 2013, and the financial highlights for each of the two years in the period then ended, were audited by other auditors whose report dated November 22, 2013, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Acadian Emerging Markets Managed Volatility Fund, American Beacon Earnest Partners Emerging Markets Equity Fund, and American Beacon SGA Global Growth Fund at January 31, 2014, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

March 31, 2014

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2014

	Shares	Fair Value
		(000’s)
Brazil—12.39%
Common Stocks—(Cost $1,168)
AMBEV S.A.	4,300	$28
AMBEV S.A., ADRA	3,608	24
Arteris S.A.	4,600	32
BRF—Brasil Foods S.A.	4,000	72
Cia Providencia Industria e Comercio S.A.	1,200	4
Companhia Brasileira de Distribuição (Pao de Acucar), Sponsored ADRA	2,105	81
Companhia Energetica de Minas Gerais, CEMIG S.A., Sponsored ADRA	15,065	87
CPFL Energia S.A.	11,500	86
EDP—Energias do Brasil S.A.	1,800	7
Estacio Participacoes S.A.	4,500	35
GAEC Educacao S.A.B	8,900	68
Grendene S.A.	5,000	33
Kroton Educacional S.A.	6,800	104
Linx S.A.	5,100	93
Sao Martinho S.A.	1,500	15
Smiles S.A.	7,600	106
Telefonica Brasil S.A., ADRA	281	5
TIM Participacoes S.A.	5,500	29
Totvs S.A.B	5,400	71
Ultrapar Participacoes S.A.	4,000	88

Total Common Stocks		1,068

Investment Companies—(Cost $132)
FII BTG Pactual Corp. Office Fund B C	2,380	121

Preferred Stocks—(Cost $454)
AES Tiete S.A.	5,000	39
Cia Brasileira de Distribuicao Grupo Pao de Acucar	400	15
Cia de Gas de Sao PauloB	4,100	88
Cia de Transmissao de Energia Eletrica PaulistaB	3,400	34
Cia Paranaense de Energia	2,000	23
Net Servicos de Comunicacao S.A.B	2,358	19
Saraiva S.A. Livreiros EditoresB	2,900	24
Telefonica Brasil S.A.B	6,100	116

Total Preferred Stocks		358

Total Brazil		1,547

Chile—2.28%
Common Stocks—(Cost $337)
Banco de Chile, ADRA	1,185	87
Compania Cervecerias Unidas S.A., Sponsored ADRA	3,762	81
Cia de Gas de Sao PauloB	4,100	88
Empresa Nacional de Electricidad S.A., Sponsored ADRA	3,046	117

Total Chile		285

Colombia—0.74%
Common Stocks—(Cost $122)
Ecopetrol S.A., Sponsored ADR A	2,678	92

	Shares	Fair Value
		(000’s)
Czech Republic—0.67%
Common Stocks—(Cost $89)
CEZ A.S.G	640	$16
Telefonica Czech Republic A.S. G	4,667	68

Total Czech Republic		84

Egypt—0.62%
Common Stocks—(Cost $73)
Eastern TobaccoB G	961	16
Global Telecom Holding, GDRB D G	16,216	53
Sidi Kerir Petrochemicals Co.B G	3,417	9

Total Egypt		78

Hong Kong/China—13.47%
Common Stocks—(Cost $1,712)
58.com, Inc., ADRA B	65	2
Agricultural Bank of China H G	249,000	107
Anhui Expressway Co., Ltd. H G	50,000	26
Baidu, Inc., Sponsored ADRA B	319	50
China Construction Bank H G	161,000	110
China Life Insurance Co., Ltd. H G	1,000	3
China Mobile Ltd. G	10,500	100
China Petroleum & Chemical Corp. H G	164,000	129
China Telecom Corp., Ltd. H G	262,000	120
China Travel International Investment Hong Kong Ltd. G	102,000	19
China Unicom Hong Kong Ltd. G	94,000	123
Dalian Port PDA Co., Ltd.B G	118,000	26
Giant Interactive Group, Inc., ADRA	2,105	23
Industrial & Commercial Bank of China Ltd. H G	130,000	80
Jiangsu Expressway Co., Ltd. H G	86,000	109
Labixiaoxin Snacks Group Ltd.B G	43,000	28
NetEase, Inc., ADRA	831	62
People’s Insurance Co., Group HB G	213,000	91
PetroChina Co., Ltd. H G	94,000	90
Shanghai Jin Jiang International Hotels Group Co., Ltd.B G	88,000	27
Shenzhen Expressway Co., Ltd. H G	90,000	40
Tencent Holdings Ltd. G	1,900	130
Travelsky Technology Ltd. H G	93,000	98
WuXi PharmaTech Cayman, Inc., ADRA B	1,621	57
Xinhua Winshare Publishing and Media Co., Ltd. H G	57,000	32

Total Hong Kong/China		1,682

Hungary—0.77%
Common Stocks—(Cost $86)
Richter Gedeon Nyrt B G	4,725	96

India—4.57%
Common Stocks—(Cost $509)
Dr Reddys Laboratories Ltd., ADRA	2,866	120
Infosys Technologies Ltd., Sponsored ADRA	2,141	126
Tata Motors Ltd., Sponsored ADRA	2,962	82
Wipro Ltd., ADRA	9,614	124
WNS Holdings Ltd., ADRA B	5,521	119

Total India		571

See accompanying notes

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2014

	Shares	Fair Value
		(000’s)
Malaysia—8.78%
Common Stocks—(Cost $1,131)
AMMB Holdings Bhd G	48,700	$107
Axiata Group Bhd G	57,900	113
DiGi.Com Bhd G	65,400	92
Felda Global Ventures Holdings BhdB G	40,800	53
Fraser & Neave Holdings BhdB G	1,500	8
Hartalega Holdings Bhd G	9,500	20
Kossan Rubber Industries G	48,000	61
Maxis Bhd G	45,900	95
Mega First Corp., BhdB G	10,200	7
Nestle Malaysia BhdB G	3,100	63
NTPM Holdings BhdB G	50,300	12
Panasonic Manufacturing Malaysia BhdB G	500	3
PBA Holdings Bhd G	23,200	8
Petronas Chemicals Group Bhd G	47,500	95
Pharmaniaga Bhd G	8,100	10
Public Bank BhdB G	21,600	123
Sime Darby Bhd G	26,300	70
Star Publications BhdB G	20,800	14
Telekom Malaysia Bhd G	73,500	122
Tenaga Nasional Bhd, Sponsored ADRA	239	3
YTL Power International BhdB G	29,300	17

Total Malaysia		1,096

Mexico—9.77%
Common Stocks—(Cost $1,243)
America Movil, S.A.B. de C.V., Series L	97,148	103
America Movil, S.A.B. de C.V., Series L, ADRA	875	19
Controladora Vuela Cia de Aviacion S.A.B. de C.V., ADRA B	4,765	55
Corp Actinver S.A.B. de C.V.B	3,108	3
Grupo Aeromexico S.A.B. de C.V.B	36,240	53
Grupo Aeroportuario del PacificB	1,974	11
Grupo Financiero Interacciones S.A. de C.V.B	24,084	128
Grupo Financiero Santander Mexico, S.A.B. de C.V., ADRA	4,028	45
Grupo Industrial Maseca S.A.B. de C.V.B	15,518	23
Grupo Lala S.A.B. de C.V.B	56,325	120
Grupo Sanborns S.A. de C.V.B	53,318	97
Grupo Sports World, S.A.B. de C.V.B	6,142	9
Grupo Televisa S.A., Sponsored ADRA	3,799	110
Industrias Bachoco S.A.B. de C.V.B	13,581	48
Infraestructura Energetica Nova S.A.B. de C.V.	27,861	120
Megacable Holdings S.A.B. de C.V.B	25,646	92
Organizacion Cultiba S.A.B. de C.V.B	12,353	22
Organizacion Soriana S.A.B. de C.V.	17,451	50
TF Administradora IndustrialB C	58,453	108
Value Grupo Financiero S.A.B. de C.V.B	442	4

Total Mexico		1,220

Panama—0.98%
Common Stocks—(Cost $113)
Avianca Holdings S.A., Sponsored ADR A B	7,709	122

	Shares	Fair Value
		(000’s)
Peru—0.82%
Common Stocks—(Cost $100)
Credicorp Ltd.	765	$101
Edelnor S.A.	1,426	2

Total Peru		103

Philippines—2.34%
Common Stocks—(Cost $313)
Aboitiz Power Corp.B G	42,200	33
China Banking Corp.B G	4,800	6
Globe Telecom Inc. G	2,375	89
Pepsi-Cola Products Philippines, Inc. G	138,900	13
Philippine Long Distance Telephone Co. G	2,015	121
Philweb Corp.B G	54,900	10
Travellers International Hotel Group, Inc.B G	92,200	20

Total Philippines		292

Poland—4.78%
Common Stocks—(Cost $603)
Amica Wronki S.A.B G	320	11
Asseco Poland S.A. G	6,615	97
Enea S.A.B G	5,016	20
Neuca S.A.B G	134	12
PGE S.A.B G	17,999	94
PKP Cargo S.A.B G	4,419	127
Polskie Gornictwo Naftowe i Gazownictwo S.A. G	14,956	22
Powszechny Zaklad Ubezpieczen S.A. G	713	93
Telekomunikacja Polska S.A.G	28,177	94
Zaklady Lentex S.A. G	2,609	7
Zespol Elektrowni PAK S.A.B G	2,647	20

Total Poland		597

Russia—2.90%
Common Stocks—(Cost $408)
Gazprom NEFT, Sponsored ADRA B G	1,892	38
Gazprom OAO, Sponsored ADRA G	4,246	35
Lukoil OAO, Sponsored ADRA G	1,639	94
Mail.ru Group Ltd., GDR, Reg SB D G	2,438	91
Mobile TeleSystems OJSC, Sponsored ADRA	4,413	76
Sistema JSFC, Sponsored GDR, Reg S D G	1,041	28

Total Russia		362

South Africa—11.44%
Common Stocks—(Cost $1,489)
Aeci Ltd.B G	3,896	45
Aspen Pharmacare Holdings Ltd. G	1,780	40
Astral Foods Ltd.B G	5,864	46
Clicks Group Ltd. G	17,303	88
Datatec Ltd.B G	7,891	34
EOH Holdings Ltd.B G	16,500	117
FirstRand Ltd. G	11,455	32
Life Healthcare Group Holdings Ltd. G	13,269	42
MiX Telematics Ltd., Sponsored ADRA B	4,204	50
Mondi Ltd.B G	1,939	29
MTN Group Ltd. G	5,008	89
Naspers Ltd., N Shares G	691	71
Netcare Ltd. G	56,392	113
Omnia Holdings Ltd.B G	4,763	89

See accompanying notes

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2014

	Shares	Fair Value
		(000’s)
Sasol Ltd. G	2,467	$119
Spar Group Ltd.B G	7,841	85
Standard Bank Group Ltd. G	5,570	59
Steinhoff International Holdings Ltd. G	28,557	118
Vodacom Group Pty Ltd. G	10,391	110

Total Common Stocks		1,376

Preferred Stocks—(Cost $54)
ABSA Group Ltd.B G	665	52

Total South Africa		1,428

South Korea—9.75%
Common Stocks—(Cost $1,288)
Busan City Gas Co., Ltd.B G	1,150	41
Daum Communications Corp.B G	616	46
E1 Corp.B G	208	13
E-Mart Co., Ltd. G	189	46
Eugene Investment & Securities Co., Ltd.B G	3,510	7
GMB Korea Corp.B G	6,170	48
Hanwha Corp.B G	2,990	100
Hyundai Motor Co. G	89	19
Ilshin Spinning Co., Ltd.B G	96	10
Industrial Bank of Korea G	7,150	83
JB Financial Group Co., Ltd.B G	6,230	40
Kia Motors Corp. G	1,050	53
KleanNara Co., Ltd.B G	1,250	6
Korea Electric Power Corp.B G	1,670	55
KT Corp. G	3,580	103
Livart Furniture Co., Ltd.B G	570	7
Lotte Chilsung Beverage Co., Ltd. G	47	71
LS Networks Co., Ltd.B G	2,120	9
POSCO G	397	111
Sam Young Electronics Co., Ltd.B G	1,950	17
Samchully Co., Ltd.B G	612	68
Samsung Electronics Co., Ltd. G	97	114
Samyang Corp.B G	600	25
Shinsegae Information & Communication Co., Ltd.B G	276	20
SK Telecom Co., Ltd. G	523	106

Total South Korea		1,218

Taiwan—10.03%
Common Stocks—(Cost $1,213)
Ability Enterprise Co., Ltd.B G	26,000	17
Advanced International Multitech Co., Ltd.B G	2,000	2
China Bills Finance Corp.B G	56,000	22
China Steel Corp. G	115,000	99
Chunghwa Telecom Co., Ltd. G	40,000	121
CSBC Corp., TaiwanB G	24,000	15
Fine Blanking & Tool Co., Ltd.B G	5,000	7
Formosa Taffeta Co., Ltd. G	35,000	37
Greatek Electronics, Inc. G	15,000	14
HON HAI Precision Industry Co., Ltd. G	45,000	126
KD Holding Corp.B G	2,000	12
L&K Engineering Co., Ltd.B G	10,000	9
Microlife Corp.B G	10,000	27
Micro-Star International Co., Ltd.B G	56,000	49
President Chain Store Corp.B G	7,000	46
Promate Electronic Co., Ltd. G	17,000	19
Shihlin Electric & Engineering Corp.B G	11,000	14

	Shares	Fair Value
		(000’s)
Stark Technology Inc.B G	28,000	$29
Systex Corp.B G	43,000	90
Taichung Commercial BankB G	136,000	49
Taiwan Cooperative Financial Holding Co., Ltd.B G	181,000	97
Taiwan Semiconductor Manufacturing Co., Ltd.B G	7,000	18
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADRA	1,209	21
Taiwan Sogo Shin Kong SECB G	17,000	22
Test-Rite International Co.B G	26,000	19
Trade-Van Information Services Co. G	16,000	16
TTet Union Corp.B G	6,000	12
Weikeng Industrial Co., Ltd.B G	8,000	6
Wowprime Corp.B G	6,000	97
YC Co., Ltd.B G	49,000	37
YungShin Global Holding Corp. G	56,000	103

Total Taiwan		1,252

Thailand—0.21%
Common Stocks—(Cost $29)
Ratchaburi Electricity Generating Holding PCL, NVDR E G	17,700	26

Turkey—0.02%
Common Stocks—(Cost $5)
Pegasus Hava Tasimaciligi A.S. B G	302	3

SHORT-TERM INVESTMENTS—3.62% (Cost $452)
JPMorgan U.S. Government Money Market Fund, Capital Class	451,802	452

TOTAL INVESTMENTS—100.95% (Cost $13,123)		12,606
LIABILITIES, NET OF OTHER ASSETS—(0.95)%		(119)

TOTAL NET ASSETS—100.00%		$12,487

Percentages are stated as a percent of net assets.

A	ADR—American Depositary Receipt.

C	REIT—Real Estate Investment Trust.

B	Non-income producing security.

D	GDR—Global Depositary Receipt.

E	NVDR—Non-Voting Depositary Receipt.

F	Reg S—Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

G	Fair valued pursuant to procedures approved by the Board of Trustees.

See accompanying notes

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2014

Futures Contracts Open on January 31, 2014 (000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI Emerging Markets March Futures	Long	6	March, 2014	$278	$(12)

				$278	$(12)

See accompanying notes

American Beacon Earnest Partners Emerging Markets Equity FundSM

Schedule of Investments

January 31, 2014

	Shares	Fair Value
		(000’s)
Brazil—11.77%
Common Stocks—(Cost $497)
Banco Bradesco S.A., ADRA	5,969	$63
Cielo S.A.	4,000	107
Embraer S.A.B	10,000	76
Itau Unibanco Holding S.A., ADRA	7,383	90
Natura Cosmeticos S.A.	2,600	42
Petroleo Brasileiro S.A., Sponsored ADRA B	3,774	42

Total Brazil		420

Colombia—2.58%
Common Stocks—(Cost $120)
Bancolombia S.A., Sponsored ADR A	2,101	92

Czech Republic—2.55%
Common Stocks—(Cost $93)
Komercni Banka A.S. C	420	91

Hong Kong/China—30.81%
Common Stocks—(Cost $1,201)
Anhui Conch Cement Co., Ltd. H C	26,500	101
China BlueChemical Ltd. HB C	124,000	69
China Oilfield Services Ltd. H C	54,000	142
China Petroleum & Chemical Corp. H C	98,000	77
China Shipping Container Lines Co., Ltd.B C	304,000	71
Daphne International Holdings Ltd. C	66,000	34
Dongfeng Motor Group Co., Ltd. H C	38,000	55
Great Wall Motor Co., HB C	11,000	52
Industrial & Commercial Bank of China Ltd. H C	116,000	71
Jiangxi Copper Co., Ltd. HB C	65,000	117
Mindray Medical International Ltd., Sponsored ADR, Class A A	2,559	90
Orient Overseas International Ltd.B C	19,000	79
Weichai Power Co., Ltd. HB C	38,000	142

Total Hong Kong/China		1,100

India—5.16%
Common Stocks—(Cost $195)
HDFC Bank Ltd., ADRA	2,103	66
ICICI Bank Ltd., Sponsored ADRA	3,676	118

Total India		184

Indonesia—3.17%
Common Stocks—(Cost $110)
Bank Rakyat Indonesia Persero Tbk PT C	82,500	56
Indofood Sukses Makmur Tbk PT C	99,500	57

Total Indonesia		113

Malaysia—2.16%
Common Stocks—(Cost $83)
AMMB Holdings Bhd C	35,100	77

	Shares	Fair Value
		(000’s)
Mexico—4.01%
Common Stocks—(Cost $159)
Controladora Commercial Mexicana, S.A.B. de C.V.	37,700	$143

South Africa—6.19%
Common Stocks—(Cost $237)
African Rainbow Minerals Ltd. C	3,383	66
Anglo American Platinum Ltd.B C	499	20
Impala Platinum Holdings Ltd. C	4,978	52
Investec Ltd. C	12,903	83

Total South Africa		221

South Korea—13.11%
Common Stocks—(Cost $484)
CJ Corp.B C	673	74
Hyundai Motor Co., Ltd. C	333	95
KT Corp. C	2,110	61
POSCO C	334	93
Samsung Electronics Co., Ltd. C	122	145

Total South Korea		468

Taiwan—3.00%
Common Stocks—(Cost $111)
Advanced Semiconductor Engineering, Inc. C	116,000	107

Thailand—2.86%
Common Stocks—(Cost $119)
Kasikornbank PCL C	10,200	53
PTT Global Chemical PCLB	22,700	49

Total Thailand		102

Turkey—1.74%
Common Stocks—(Cost $90)
Akbank T.A.S. C	15,130	39
Turkiye Garanti Bankasi A.S. C	8,889	23

Total Turkey		62

SHORT-TERM INVESTMENTS—7.28% (Cost $260)
JPMorgan U.S. Government Money Market Fund, Capital Class	259,860	260

TOTAL INVESTMENTS —96.39% (Cost $3,759)		3,440
OTHER ASSETS, NET OF LIABILITIES—3.61%		129

TOTAL NET ASSETS—100.00%		$3,569

Percentages are stated as a percent of net assets.

A	ADR—American Depositary Receipt.
B	Non-income producing security.
C	Fair valued pursuant to procedures approved by the Board of Trustees.

See accompanying notes

American Beacon Earnest Partners Emerging Markets Equity FundSM

Schedule of Investments

January 31, 2014

Futures Contracts Open on January 31, 2014 (000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI Emerging Markets March Futures	Long	6	March, 2014	$278	$(1)

				$278	$(1)

See accompanying notes

American Beacon SGA Global Growth FundSM

Schedule of Investments

January 31, 2014

	Shares	Fair Value
		(000’s)
Argentina—2.36%
Common Stocks—(Cost $137)
MercadoLibre, Inc.	1,330	$128

Brazil—2.31%
Common Stocks—(Cost $132)
AMBEV S.A., ADR A	19,075	125

Denmark—4.35%
Common Stocks—(Cost $185)
Novo Nordisk A.S., Class BB D	2,975	118
Novozymes A.S., Class BB D	2,735	118

Total Denmark		236

France—6.36%
Common Stocks—(Cost $363)
Danone S.A. D	2,412	159
Sanofi D	1,900	186

Total France		345

Germany—2.80%
Common Stocks—(Cost $133)
SAP AG, Sponsored ADR A	1,983	152

Hong Kong/China—9.17%
Common Stocks—(Cost $496)
AIA Group Ltd. D	34,130	157
Ping An Insurance Group Co., H D	12,770	102
Shandong Weigao Group Medical Co., Ltd. HB D	127,577	148
Tencent Holdings Ltd. D	1,310	90

Total Hong Kong/China		497

Ireland—2.16%
Common Stocks—(Cost $117)
Perrigo Co. PLC C	750	117

Mexico—1.99%
Common Stocks—(Cost $120)
Fomento Economico Mexicano, S.A.B. de C.V., ADR, Series BA	1,195	108

Sweden—1.97%
Common Stocks—(Cost $112)
Elekta A.B., Class BB D	7,345	107

Switzerland—3.58%
Common Stocks—(Cost $175)
Nestle S.A. D	2,670	194

	Shares	Fair Value
		(000’s)
United Kingdom—1.99%
Common Stocks—(Cost $107)
Aon PLC C	1,340	$108

United States—56.15%
Common Stocks—(Cost $2,628)
Apple, Inc.	304	152
Arcos Dorados Holdings, Inc., Class A	7,790	69
Cerner Corp.B	3,058	174
Colgate-Palmolive Co.	2,986	183
eBay, Inc.B	2,500	133
Fastenal Co.	2,410	106
Google, Inc., Class AB	170	200
LinkedIn Corp., Class AB	500	108
Lowe’s Cos., Inc.	4,557	211
Monsanto Co.	1,920	205
National Oilwell Varco, Inc.	2,119	159
Qualcomm, Inc.	2,256	167
Salesforce.com, Inc.B	1,520	92
Schlumberger Ltd.	2,545	223
Starbucks Corp.	1,940	138
Starwood Hotels & Resorts Worldwide, Inc.	2,121	157
State Street Corp.	3,022	202
Visa, Inc., Class A	1,015	219
Yum! Brands, Inc.	2,169	146

Total United States		3,044

SHORT-TERM INVESTMENTS—5.05% (Cost $274)
JPMorgan U.S. Government Money Market Fund, Capital Class	273,524	274

TOTAL INVESTMENTS—100.24% (Cost $4,979)		5,435
LIABILITIES, NET OF OTHER ASSETS—(0.24)%		(13)

TOTAL NET ASSETS—100.00%		$5,422

Percentages are stated as a percent of net assets.

A	ADR—American Depositary Receipt.
B	Non-income producing security.
C	PLC—Public Limited Company.
D	Fair valued pursuant to procedures approved by the Board of Trustees.

See accompanying notes

American Beacon SGA Global Growth FundSM

Schedule of Investments

January 31, 2014

Futures Contracts Open on January 31, 2014 (000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Emerging Markets March Futures	Long	1	March, 2014	$91	$(4)
Mini MSCI Emerging Markets March Futures	Long	1	March, 2014	46	(3)
S&P 500 Mini E Index March Futures	Long	1	March, 2014	89	(3)

				$226	$(10)

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

January 31, 2014 (in thousands, except share and per share amounts)

	Acadian Emerging Markets Managed Volatility Fund	Earnest Partners Emerging Markets Equity Fund	SGA Global Growth Fund
Assets:
Investments in unaffiliated securities, at fair value A	$12,606	$3,440	$5,435
Foreign currency, at fair value B	26	30	—
Deposit with brokers for futures contracts	26	20	13
Receivable for investments sold	1	—	—
Receivable for variation margin on open futures contracts	—	1	—
Dividends and interest receivable	12	7	3
Receivable for fund shares sold	—	2	—
Receivable for tax reclaims	1	—	1
Receivable for expense reimbursement (Note 2)	37	60	28
Prepaid expenses	52	50	49

Total assets	12,761	3,610	5,529

Liabilities:
Payable for investments purchased	212	—	53
Payable for variation margin from open futures contracts	—	—	2
Management and investment advisory fees payable	25	10	8
Administrative service and service fees payable	4	1	2
Transfer agent fees payable	4	4	4
Custody and fund accounting fees payable	3	1	—
Professional fees payable	24	24	36
Payable for prospectus and shareholder reports	1	1	1
Other liabilities	1	—	1

Total liabilities	274	41	107

Net Assets	$12,487	$3,569	$5,422

Analysis of Net Assets:
Paid-in-capital	13,049	4,022	4,959
Undistributed net investment income (loss)	8	(2)	—
Accumulated net realized gain (loss)	(41)	(131)	17
Unrealized appreciation (depreciation) of investments	(185)	(234)	456
Unrealized depreciation of foreign currency transactions	(332)	(85)	—
Unrealized depreciation of futures contracts	(12)	(1)	(10)

Net assets	$12,487	$3,569	$5,422

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	1,039,393	357,280	362,989

Y Class	50,970	13,106	8,061

Investor Class	138,399	11,304	8,209

A Class	57,873	10,000	27,824

C Class	15,577	10,000	8,425

Net assets (not in thousands):
Institutional Class	$9,968,951	$3,175,188	$4,738,199

Y Class	$488,729	$116,417	$105,161

Investor Class	$1,326,164	$100,314	$106,990

A Class	$554,182	$88,708	$362,595

C Class	$148,736	$88,466	$109,489

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

January 31, 2014 (in thousands, except share and per share amounts)

	Acadian Emerging Markets Managed Volatility Fund	Earnest Partners Emerging Markets Equity Fund	SGA Global Growth Fund
Net asset value, offering and redemption price per share:
Institutional Class	$9.59	$8.89	$13.05

Y Class	$9.59	$8.88	$13.05

Investor Class	$9.58	$8.87	$13.03

A Class	$9.58	$8.87	$13.03

A Class (offering price)	$10.16	$9.41	$13.82

C Class	$9.55	$8.85	$13.00

A Cost of investments in unaffiliated securities	$13,123	$3,759	$4,979
B Cost of foreign currency	$26	$30	$—

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the period ended January 31, 2014 (in thousands)

	Acadian Emerging Markets Managed Volatility FundB	Earnest Partners Emerging Markets Equity FundC	SGA Global Growth Fund
	Period ended Jan. 31, 2014	Period ended Jan. 31, 2014	Four Months ended Jan. 31, 2014	Year ended Sept. 30, 2013
Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$73	$13	$20	$37

Total investment income	73	13	20	37

Expenses:
Management and investment advisory fees (Note 2)	27	12	9	26
Administrative service fees (Note 2):
Institutional Class	10	4	5	38
Investor Class	1	—	—	—
Transfer agent fees:
Institutional Class	2	2	2	26
Y Class	2	2	2	—
Investor Class	2	2	2	—
A Class	1	1	1	—
C Class	1	1	1	—
Custody and fund accounting fees	14	10	4	43
Professional fees	74	95	39	27
Registration fees and expenses	26	28	26	13
Distribution fees (Note 2):
Institutional Class	—	—	—	6
Service fees (Note 2):
Investor Class	1	—	—	—
Prospectus and shareholder report expenses	7	9	2	4
Trustee fees	—	—	—	6
Other expenses	4	4	6	16

Total expenses	172	170	99	205

Net fees waived and expenses reimbursed (Note 2)	(118)	(148)	(81)	(160)

Net expenses	54	22	18	45

Net investment income	19	(9)	2	(8)

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	(7)	(78)	60	81
Foreign currency transactions	(7)	(31)	(7)	—
Futures contracts	(32)	(25)	1	—
Change in net unrealized appreciation or (depreciation) of:
Investments	(185)	(234)	3	252
Foreign currency transactions	(332)	(85)	(17)	—
Futures contracts	(12)	(1)	(10)	—

Net gain (loss) from investments	(575)	(454)	30	333

Net increase (decrease) in net assets resulting from operations	$(556)	$(463)	$32	$325

A Foreign taxes	$9	$2	$—	$—
B Reporting period is from September 27, 2013 until January 31, 2014. C Reporting period is from September 19, 2013 until January 31, 2014.

See accompanying notes

American Beacon FundsSM

Statements of Changes of Net Assets (in thousands)

	Acadian Emerging Markets Managed Volatility Fund	Earnest Partners Emerging Markets Equity Fund	SGA Global Growth Fund
	From Sept. 27 to Jan. 31, 2014	From Sept. 19 to Jan. 31, 2014	Four Months Ended Jan. 31, 2014	Year Ended Sept. 30, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$19	$(9)	$2	$(8)
Net realized gain (loss) from investments, futures contracts, and foreign currency transactions	(46)	(134)	54	81
Change in net unrealized appreciation or (depreciation) from investments, futures contracts, and foreign currency transactions	(529)	(320)	(24)	252

Net increase (decrease) in net assets resulting from operations	(556)	(463)	32	325

Distributions to Shareholders:
Net investment income:
Institutional Class	(5)	—	—	—
Investor Class	(1)	—	—	—
Net realized gain from investments:
Institutional Class	—	—	(86)	(37)
Y Class	—	—	(2)	—
Investor Class	—	—	(2)	—
A Class	—	—	(7)	—
C Class	—	—	(2)	—

Net distributions to shareholders	(6)	—	(99)	(37)

Net increase in net assets from capital share transactions (Note 9)	8,049	1,032	1,084	2,020

Net increase in net assets	7,487	569	1,017	2,308

Net Assets:
Beginning of period	5,000	3,000	4,405	2,097

End of Period *	$12,487	$3,569	$5,422	$4,405

* Includes undistributed net investment income (loss) of	$8	$(2)	$—	$(7)

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

January 31, 2014

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of twenty-seven Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Acadian Emerging Markets Managed Volatility Fund (“Acadian”), the American Beacon Earnest Partners Emerging Markets Equity Fund (“Earnest Partners”), and the American Beacon SGA Global Growth Fund (“SGA”) (each a “Fund” and collectively, the “Funds”), each a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Reorganization

The SGA Fund is the legal successor (the “Successor Fund”) to the SGA Global Growth Fund (the “Predecessor Fund”). The accounting and performance history of the Institutional Class shares of the Predecessor Fund were redesignated as that of the Institutional Class shares of the Successor Fund. On October 4, 2013, the Successor Fund (which had no prior activity or net assets) acquired all the net assets of the Predecessor Fund pursuant to a plan of reorganization. The exchange consisted of the Predecessor Fund’s Institutional Class shares for the Successor Fund’s Institutional Class shares at the same aggregate value.

The acquisition was accounted for as a tax-free exchange after the close of business on October 4, 2013, as follows:

Institutional Shares	334,985
Net Assets	$4,439,585
Net Investment Income	$(36)
Unrealized Appreciation	$505,140

The reorganization shifted the management oversight responsibility from Sustainable Growth Advisers, LP (“Sustainable Growth”) to the Manager. The Manager engaged Sustainable Growth as the sub-advisor to the Fund, thus maintaining the continuity of the portfolio management.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Change in Fiscal Year End

On August 9, 2013, the Board of Trustees approved a change in the fiscal year end of the SGA Fund from September 30 to January 31 of each year. The first full cycle of calendar year reporting began February 1, 2014. As a result of the change, the SGA Fund will have a January 2014 fiscal four month transition period, the results of which are reported in this Annual Report.

Class Disclosure

September 19, 2013 was the inception date of all classes of the Earnest Partners Fund. September 27, 2013 was the inception date of all classes of the Acadian Fund. October 4, 2013 was the inception date of the Y, Investor, A, and C Classes of the SGA Fund.

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all Funds offer all classes. The following table sets forth the differences amongst the classes:

American Beacon FundsSM

Notes to Financial Statements

January 31, 2014

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000

Y Class	Investors making an initial investment of $100,000

Investor Class	General public and investors investing through an intermediary

A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)

C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

Recently Adopted Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the scope of disclosures required by ASU No. 2011-11. These ASUs are effective for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. The Funds adopted ASU 2011-11 and 2013-01 which did not have any impact on the Funds’ financial statements as the accounting standard affects only the disclosure requirements for offsetting financial instruments.

2. Transactions with Affiliates

Management Agreement

Prior to October 4, 2013, the manager of the Predecessor Fund received an annual rate of 1.00% of the average daily net assets of the Fund. Since October 4 for SGA Fund and upon inception for Acadian and Earnest Partners Funds, the Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory and fund management services. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Funds an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the unaffiliated investment advisors hired by the Manager to direct investment activities of the Funds. Management fees paid including amounts paid by the Predecessor Fund during the periods ended January 31, 2014 were as follows (dollars in thousands):

Fund	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Net Amounts Retained by Manager
Acadian	0.70%	$27	$25	$2
Earnest Partners	0.75%	12	11	1
SGA	0.50%	9	8	1

Administrative Services Agreement

Prior to October 4, the Predecessor Fund contracted with UMB Fund Services, Inc. and Mutual Fund Administration Corporation as co-administrators and incurred $391 in administrative fees. Effective October 4 for the SGA Fund and upon inception for Acadian and Earnest Partners Funds, the Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee

American Beacon FundsSM

Notes to Financial Statements

January 31, 2014

administrative services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, and Investor Classes, and 0.40% of the average daily net assets of the A and C Classes of the Funds. During the periods ended January 31, 2014, expenses for the Y, A, and C Classes of each Fund were less than $500.

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Funds shares.

Prior to October 4, IMST Distributors, LLC served as the Predecessor Fund’s distributor and collected a fee up to 0.25% of the average daily net assets of the Predecessor Fund. Since October 4 for the SGA Fund and upon inception for Acadian and Earnest Partners Funds, separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance. During the periods ended January 31, 2014, expenses for the A and C Classes of each Fund were less than $500.

Service Plans

Since October 4 for the SGA Fund and upon inception for Acadian and Earnest Partners Funds, the Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds. During the periods ended January 31, 2014, expenses for the Y, A, and C Classes of each Fund were less than $500.

Investment in Affiliated Funds

The Funds may invest in the American Beacon Money Market Select Fund (the “MM Select Fund”) and the U.S. Government Money Market Fund (the “USG Select Fund”), (collectively the “Select Funds”). The Select Funds and the Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives Management and Administrative Service fees totaling 0.10% of the average daily net assets of the Select Funds. During the periods ended January 31, 2014, the Funds did not invest in the Select Funds.

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the periods ended January 31, 2014, Earnest Partners borrowed on average $575,796 for five days at an average rate of 0.68% with interest charges of $32. This amount is recorded within “Other Expenses” on the accompanying Statements of Operations.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2014

Expense Reimbursement Plan

Prior to October 4, the Predecessor Fund contractually agreed to reimburse operating expenses to the extent that total annual fund expenses exceed 1.75%. At the time of reorganization the Predecessor Fund had reimbursed expenses of $1,443.

Since October 4 for the Successor Fund, the Manager voluntary and contractually agreed to reimburse the following Funds to the extent that total operating expenses exceeded a Fund’s expense cap. During the periods ended January 31, 2014, the Manager reimbursed expenses as follows:

		Expense Caps
Fund	Class	Since inception to 1/31/14	Reimbursed Expenses	Expiration of Reimbursements
Acadian	Institutional	1.35%	$96,811	2017
Acadian	Y	1.45%	5,064	2017
Acadian	Investor	1.73%	9,813	2017
Acadian	A	1.85%	3,864	2017
Acadian	C	2.60%	2,627	2017
Earnest Partners	Institutional	1.35%	128,841	2017
Earnest Partners	Y	1.45%	5,259	2017
Earnest Partners	Investor	1.73%	4,967	2017
Earnest Partners	A	1.85%	4,718	2017
Earnest Partners	C	2.60%	4,715	2017

		Expense Caps			Reimbursed Expenses Ineligible for Recoupment
Fund	Class	10/1/13 to 10/4/13	10/5/13 to 1/31/14	Reimbursed Expenses		Expiration of Reimbursements
SGA	Institutional	1.75%	0.98%	$66,624	$1,443	2017
SGA	Y	N/A	1.08%	3,102	—	2017
SGA	Investor	N/A	1.36%	3,065	—	2017
SGA	A	N/A	1.48%	4,961	—	2017
SGA	C	N/A	2.23%	3,083	—	2017

Of these amounts, $37,319, $54,765, and $28,323 were receivable from the Manager to the Acadian, Earnest Partners, and SGA Funds respectively, at January 31, 2014. $5,655 was receivable from the Custodian for the Earnest Partners Fund at January 31, 2014. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. Reimbursements made by the Predecessor Fund are not eligible under this plan. During the periods ended January 31 2014, the Funds did not record a liability for potential reimbursement, due to the current assessment that a reimbursement is unlikely.

Sales Commissions

Since October 4 for the for the SGA Fund and upon inception for Acadian and Earnest Partners Funds, the Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the periods ended January 31, 2014, Foreside collected $934 for Acadian from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the periods ended January 31, 2014, there were no CDSC fees collected for Class A Shares.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2014

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the periods ended January 31, 2014, there were no CDSC fees collected for the Funds.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Funds’ pricing time of 4:00 p.m. Eastern Standard Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. These securities are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Fund’s Board.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2014

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3—Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

The Funds’ investments are summarized by level based on the inputs used to determine their values. U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) also requires all transfers between any levels to be disclosed. The end of the period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. As of January 31, 2014, the investments were classified as described below (in thousands):

American Beacon FundsSM

Notes to Financial Statements

January 31, 2014

Acadian*	Level 1	Level 2	Level 3	Total
Foreign Preferred Stocks	$358	$52	$—	$410
Foreign Common Stocks	3,805	7,818	—	11,623
Investment Company Securities	121	—	—	121
Short-Term Investments—Money Market Fund	452	—	—	452

Total Investments in Securities	$4,736	$7,870	$—	$12,606

Financial Derivative Instruments
Futures Contracts	$(12)	$—	$—	$(12)

Earnest Partners*	Level 1	Level 2	Level 3	Total
Foreign Preferred Stocks	$—	$—	$—	$—
Foreign Common Stocks	978	2,202	—	3,180
Short-Term Investments—Money Market Fund	260	—	—	260

Total Investments in Securities	$1,238	$2,202	$—	$3,440

Financial Derivative Instruments
Futures Contracts	$(1)	$—	$—	$(1)

SGA*	Level 1	Level 2	Level 3	Total
Foreign Common Stocks	$738	$1,379	$—	$2,117
U.S. Common Stocks	3,044	—	—	3,044
Short-Term Investments—Money Market Fund	274	—	—	274

Total Investments in Securities	$4,056	$1,379	$—	$5,435

Financial Derivative Instruments
Futures Contracts	$(10)	$—	$—	$(10)

*	Refer to the Schedules of Investments for country information.

During the periods ended January 31, 2014, Acadian transferred preferred stock with a value of $52 and common stock with a value of $7,818, Earnest Partners transferred common stock with a value of $2,202, and SGA transferred common stock with a value of $1,380 from Level 1 to Level 2 as of the end of period in accordance with fair value procedures established by the Board (in thousands).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in fair values of securities held and is reported with all other foreign currency gains and losses in the Funds’ Statements of Operations.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2014

Dividends to Shareholders

Dividends from net investment income of the Funds normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

All Classes of the Acadian and Earnest Partners Funds impose a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Funds. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of the Funds pro-rata based on their respective net assets.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and Other Investments

American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and Non-Voting Depositary Receipts (“NVDRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. GDRs are in bearer form and traded in both the U.S. and European securities markets. NVDRs represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is

American Beacon FundsSM

Notes to Financial Statements

January 31, 2014

generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Restricted Securities

Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the periods ended January 31, 2014 are disclosed in the Notes to the Schedules of Investments.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, exchange-traded notes (“ETNs”), unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5. Financial Derivative Instruments

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Funds bear the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Funds also bear the credit risk if the counterparty fails to perform under the contract. During the periods ended January 31, 2014, the Funds have not entered into foreign currency exchange contracts.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are

American Beacon FundsSM

Notes to Financial Statements

January 31, 2014

the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. A Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

For the periods ended January 31, 2014, the Funds entered into future contracts primarily for return enhancement, hedging and exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

	Average Futures Contracts Outstanding
For the Quarter Ended	October 31, 2013	January 31, 2014
Acadian	1	2
Earnest Partners	6	6
SGA	1	1

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure (in thousands) (1) (2):

Fair Values of financial instruments on the Statements of Assets and Liabilities as of January 31, 2014:

Liabilities	Derivative	Acadian	Earnest Partners	SGA
Unrealized depreciation of futures contracts	Equity Contract	$(12)	$(1)	$(10)

The effect of financial derivative instruments on the Statements of Operations for the periods ended January 31, 2014:

Statements of Operations:	Derivative	Acadian	Earnest Partners	SGA
Net realized gain (loss) from foreign currency translations	Foreign Exchange Contract	$(6)	$(3)	$(1)
Net realized gain (loss) from futures contracts	Equity Contract	(32)	(25)	1

Statements of Operations:	Derivative	Acadian	Earnest Partners	SGA
Change in net unrealized appreciation or (depreciation) of futures contracts	Equity Contract	$(12)	$(1)	$(10)

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	The volume of derivative activity described above is reflective of the derivative activity through the current period of operations.

6. Principal Risks

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit and counterparty risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Fund’s income. Similar to credit risk, the Fund may be

American Beacon FundsSM

Notes to Financial Statements

January 31, 2014

exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Fund’s investments may be illiquid and the Fund may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of

American Beacon FundsSM

Notes to Financial Statements

January 31, 2014

margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as Deposits with brokers for futures contracts and Payable to brokers for futures contracts, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party is determined at the close of business of the Funds and additional required collateral is delivered to/pledged by the Funds on the next business day. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties, which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of January 31, 2014 (in thousands).

Acadian Fund

Offsetting of Financial Assets and Derivative Assets as of January 31, 2014

Description	Gross Amounts of Recognized Assets		Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Futures Contracts	$—	*	$—	$—	*

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of January 31, 2014

	Net amount of Assets Presented in the Statement of Assets and Liabilities		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty			Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs & Co.	$—	*	$—	$—	$—	*

Earnest Partners Fund

Offsetting of Financial Assets and Derivative Assets as of January 31, 2014

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Futures Contracts	$1	$—	$1

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of January 31, 2014

	Net amount of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs & Co.	$1	$—	$—	$1

*	Amounts less than $500.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2014

SGA Fund

Offsetting of Financial Liabilities and Derivative Liabilities as of January 31, 2014

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Futures Contract	$(2)	$—	$(2)

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty as of January 31, 2014

	Net amount of Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs & Co.	$(2)	$—	$—	$(2)

7. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treaded as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. The tax years for the periods ended September 30, 2011, 2012, and 2013 for the SGA Fund and the periods ended January 31, 2014 for Acadian, Earnest Partners, and SGA Funds, respectively, remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

A Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

The tax character of distributions paid were as follows (in thousands):

	Acadian	Earnest Partners	SGA
	From Sept. 27 to January. 31, 2014	From Sept. 27 to January. 31, 2014	Four Months Ended January 31, 2013	Year Ended September 30, 2012
Distributions paid from:
Ordinary income*
Institutional Class	$5	$—	$—	$—
Y Class	—	—	—	—
Investor Class	1	—	—	—
A Class	—	—	—	—
C Class	—	—	—	—
Long-term capital gains
Institutional Class	—	—	86	37
Y Class	—	—	2	—
Investor Class	—	—	2	—
A Class	—	—	7	—
C Class	—	—	2	—

Total distributions paid	$6	$—	$99	$37

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2014

As of January 31, 2014, the components of distributable earnings or (deficit) on a tax basis were as follows (in thousands):

	Acadian	Earnest Partners	SGA
Cost basis of investments for federal income tax purposes	$13,145	$3,794	$5,027
Unrealized appreciation	383	30	554
Unrealized depreciation	(922)	(384)	(146)

Net unrealized appreciation or (depreciation)	(539)	(354)	408
Undistributed ordinary income	29	—	23
Accumulated long-term gain or (loss)	(52)	(97)	32
Other temporary differences	—	(2)	—

Distributable earnings or (deficits)	$(562)	$(453)	$463

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gain (losses) on certain derivative instruments, the realization for tax purposes of unrealized gain (losses) on investments in passive foreign investment companies, and deferral of late year losses.

Due to inherent differences in the recognition of income, expenses and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from foreign currency, gains (losses) from sales of investments in passive foreign investment companies, and net operating loss adjustments that have been reclassified as of January 31, 2014 (in thousands):

	Acadian	Earnest Partners	SGA
Paid-in-capital	$—	$(10)	$—
Undistributed net investment income (loss)	(5)	7	5
Accumulated net realized gain (loss)	5	3	(5)
Unrealized appreciation or depreciation of investments, futures contracts, and foreign currency contracts	—	—	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses. Prior to RIC MOD, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. RIC MOD requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Losses incurred that will be carried forward under the provisions of the Act for the periods ended January 31, 2014 are as follows (in thousands):

	Loss Carryforward Character
Fund	Short-Term	Long-Term	Total
Acadian	$26	$26	$52
Earnest Partners	82	15	97

Net capital and late year losses incurred after October 31, 2013 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the periods ended January 31, 2014, the Earnest Partners Fund deferred $2 of late year ordinary losses to February 1, 2014 (in thousands).

American Beacon FundsSM

Notes to Financial Statements

January 31, 2014

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the periods ended January 31, 2014 were as follows (in thousands):

	Acadian	Earnest Partners	SGA
Purchases	$13,728	$4,626	$1,615
Sales and Maturities	1,049	1,021	730

9. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (shares and dollars in thousands):

For the Periods ended January 31, 2014

	Institutional Class		Y Class		Investor Class
Acadian Emerging Markets Managed Volatility Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	579	$5,798	41	$420	129	$1,306
Redemption fees	—	—	—	—	—	—
Reinvestment of dividends	—	5	—	—	—	1
Shares redeemed	—	—	—	(4)	(1)	(6)

Net increase in shares outstanding	579	$5,803	41	$416	128	$1,301

	A Class		C Class		Total
Acadian Emerging Markets Managed Volatility Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	48	$475	6	$54	803	$8,053
Redemption fees	—	—	—	—	—	—
Reinvestment of dividends	—	—	—	—	—	6
Shares redeemed	—	—	—	—	(1)	(10)

Net increase in shares outstanding	48	$475	6	$54	802	$8,049

	Institutional Class		Y Class		Investor Class
Earnest Partners Emerging Markets Equity Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	198	$1,932	3	$30	1	$12
Redemption fees	—	—	—	—	—	—
Reinvestment of dividends	—	—	—	—	—	—
Shares redeemed	(101)	(942)	—	—	—	—

Net increase in shares outstanding	97	$990	3	$30	1	$12

	A Class		C Class		Total
Earnest Partners Emerging Markets Equity Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—	202	$1,974
Redemption fees	—	—	—	—	—	—
Reinvestment of dividends	—	—	—	—	—	—
Shares redeemed	—	—	—	—	(101)	(942)

Net increase in shares outstanding	—	$—	—	$—	101	$1,032

	Institutional Class		Y Class		Investor Class
SGA Global Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	22	$301	8	$105	8	$107
Reinvestment of dividends	6	86	—	2	—	2
Shares redeemed	(1)	(9)	—	—	—	—

Net increase in shares outstanding	27	$378	8	$107	8	$109

American Beacon FundsSM

Notes to Financial Statements

January 31, 2014

	A Class		C Class		Total
SGA Global Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	27	$371	8	$110	73	$994
Reinvestment of dividends	1	7	—	2	8	99
Shares redeemed	—	—	—	—	(2)	(9)

Net increase in shares outstanding	28	$378	8	$112	81	$1,084

For the Year Ended September 30, 2013

	Institutional Class
SGA Global Growth Fund	Shares	Amount
Shares sold	158	$1,984
Reinvestment of dividends	3	37
Shares redeemed	—	(1)

Net increase in shares outstanding	161	$2,020

10. Change in Independent Registered Public Accounting Firm (Unaudited)

The SGA Fund engaged Ernst & Young, LLP (“E&Y”) as the independent registered public accounting firm for the fiscal year ending January 31, 2014. E&Y replaces Tait, Weller & Baker LLP (“TWB”), the Predecessor Fund’s previous independent registered public accounting firm, who was dismissed upon completion of the tax-free reorganization. The engagement of E&Y as accountants of the SGA Fund was approved by the Audit Committee of the Board of Trustees on May 29, 2013. During the periods that TWB served as the Predecessor Fund’s independent registered public accounting firm and through September 30, 2013, TWB’s audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. There were no disagreements between the Fund and TWB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class	Y Class	Investor Class		A Class		C Class
	Sept. 27F to Jan. 31, 2014	Sept. 27F to Jan. 31, 2014	Sept. 27F to Jan. 31, 2014		Sept. 27F to Jan. 31, 2014		Sept. 27F to Jan. 31, 2014
Net asset value, beginning of period	$10.00	$10.00	$10.00		$10.00		$10.00

Income from investment operations:
Net investment income (loss)	0.02	0.01	0.00	B	0.00	B	(0.01)
Net losses on investments (both realized and unrealized)	(0.42)	(0.41)	(0.41)		(0.41)		(0.43)

Total (loss) from investment operations	(0.40)	(0.40)	(0.41)		(0.41)		(0.44)

Less distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.01)		(0.01)		(0.01)
Distributions from net realized gains	—	—	—		—		—

Total distributions	(0.01)	(0.01)	(0.01)		(0.01)		(0.01)

Redemption fees added to beneficial interests B	—	—	—		—		—

Net asset value, end of period	$9.59	$9.59	$9.58		$9.58		$9.55

Total return A C	(4.05)%	(4.05)%	(4.15)%		(4.15)%		(4.45)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$9,969	$489	$1,326		$554		$149
Ratios to average net assets:
Expenses, before reimbursements D	4.20%	6.19%	5.46%		7.71%		10.04%
Expenses, net of reimbursements D	1.35%	1.45%	1.73%		1.85%		2.60%
Net investment (loss), before reimbursements D	(2.30)%	(4.30)%	(3.60)%		(5.92)%		(8.13)%
Net investment income (loss), net of reimbursements D	0.55%	0.44%	0.13%		(0.07)%		(0.68)%
Portfolio turnover rate C E	9%	9%	9%		9%		9%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Amounts less than $0.01 per share.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from September 27, 2013 through January 31, 2014.
F	Commencement of operations is September 27, 2013.

American Beacon Earnest Partners Emerging Markets Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class	Y Class	Investor Class	A Class	C Class
	Sept. 19 E to Jan. 31, 2014	Sept. 19 E to Jan. 31, 2014	Sept. 19 E to Jan. 31, 2014	Sept. 19 E to Jan. 31, 2014	Sept. 19 E to Jan. 31, 2014
Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00	$10.00

Income from investment operations:
Net investment (loss)	(0.02)	(0.02)	(0.03)	(0.04)	(0.06)
Net losses on investments (both realized and unrealized)	(1.09)	(1.10)	(1.10)	(1.09)	(1.09)

Total (loss) from investment operations	(1.11)	(1.12)	(1.13)	(1.13)	(1.15)

Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	—

Total distributions	—	—	—	—	—

Redemption fees added to beneficial interests	—	—	—	—	—

Net asset value, end of period	$8.89	$8.88	$8.87	$8.87	$8.85

Total return A C	(11.10)%	(11.20)%	(11.30)%	(11.30)%	(11.50)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$3,175	$116	$100	$89	$89
Ratios to average net assets:
Expenses, before reimbursements B	10.52%	14.61%	15.15%	15.21%	15.97%
Expenses, net of reimbursements B	1.35%	1.45%	1.73%	1.85%	2.60%
Net investment (loss), before reimbursements B	(9.70)%	(13.67)%	(14.26)%	(14.35)%	(15.10)%
Net investment (loss), net of reimbursements B	(0.53)%	(0.51)%	(0.85)%	(0.99)%	(1.74)%
Portfolio turnover rate C D	28%	28%	28%	28%	28%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Annualized.
C	Not annualized.
D	Portfolio turnover rate is for the period from September 19, 2013 through January 31, 2014.
E	Commencement of operations is September 19, 2013.

American Beacon SGA Global Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class								Y Class		Investor Class		A Class		C Class
	Four Months Ended Jan. 31,		Year ended Sept. 30,				Dec. 31B to Sept. 30, 2011		Oct. 4H to Jan. 31, 2014		Oct. 4H to Jan. 31, 2014		Oct. 4H to Jan. 31, 2014		Oct. 4H to Jan. 31, 2014
	2014		2013		2012
Net asset value, beginning of period	$13.15		$12.04		$9.48		$10.00		$13.25		$13.25		$13.25		$13.25

Income from investment operations:
Net investment income (loss)	0.01		(0.04	)C	(0.05	)C	(0.04	)C	0.00		(0.01)		0.00		(0.04)
Net gains (losses) on investments (both realized and unrealized)	0.15		1.36		2.61		(0.48)		0.06		0.05		0.04		0.05

Total income (loss) from investment operations	0.16		1.32		2.56		(0.52)		0.06		0.04		0.04		0.01

Less distributions:
Dividends from net investment income	—		—		—		—		—		—		—		—
Distributions from net realized gains	(0.26)		(0.21)		—		—		(0.26)		(0.26)		(0.26)		(0.26)

Total distributions	(0.26)		(0.21)		—		—		(0.26)		(0.26)		(0.26)		(0.26)

Net asset value, end of period	$13.05		$13.15		$12.04		$9.48		$13.05		$13.03		$13.03		$13.00

Total return A	1.13	%E	11.21	%D	27.00	%D	(5.20	)%DE	0.37	%E	0.22	%E	0.22	%E	(0.01	)%E

Ratios and supplemental data:
Net assets, end of period (in thousands)	$4,738		$4		$2		$1		$105		$107		$363		$109
Ratios to average net assets:
Expenses, before reimbursements	5.28	%F	8.00%		12.02%		28.14	%F	10.23%		10.37	%F	8.22	%F	11.36	%F
Expenses, net of reimbursements	1.00	%F	1.75%		1.75%		1.74	%F	1.08	%F	1.36	%F	1.48	%F	2.23	%F
Net investment income (loss), before reimbursements	(4.12	)%F	(6.56)%		(10.76)%		(26.92	)%F	(9.09	)%F	(9.22	)%F	(6.91	)%F	(10.22	)%F
Net investment income, net of reimbursements	0.16	%F	(0.31)%		(0.49)%		(0.52	)%F	0.06	%F	(0.22	)%F	(0.17	)%F	(1.09	)%F
Portfolio turnover rate	15	%G	39%		41%		48	%E	15	%G	15	%G	15	%G	15	%G

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Commencement of operations for the Predecessor Fund is December 31, 2010.
C	The Predecessor Fund calculated the change in undistributed net investment income based on average shares outstanding during the period.
D	Total returns would have been lower had expenses not been waived or absorbed by the Predecessor Fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.
E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from October 1, 2013 through January 31, 2014 and is not annualized.
H	Commencement of operations is October 4, 2013.

American Beacon FundsSM

Privacy Policy and Federal Tax Information

January 31, 2014 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended January 31, 2014. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2013.

The Funds designated the following items with regard to distributions paid during the fiscal year ended January 31, 2014. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	Acadian	Earnest Partners	SGA
Corporate Dividends Received Deduction	0.00%	0.00%	95.00%
Qualified Dividend Income	100.00%	0.00%	0.00%

The SGA Fund designated $99,003 as a long-term capital gain distribution for the period ended January 31, 2014.

Shareholders will receive notification in January 2014 of the applicable tax information necessary to prepare their 2013 income tax returns.

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisor Agreements of the Funds (Unaudited)

At its August 8-9, 2013 meetings, the Board of Trustees (“Board”) considered: (1) the approval of the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”) on behalf of American Beacon SGA Global Growth Fund (“SGA Fund”) and American Beacon Acadian Emerging Markets Managed Volatility Fund (“Acadian Fund”), each a new series of the Trust (each, a “Fund”); (2) the approval of a new investment advisory agreement among the Manager, Sustainable Growth Advisers, LP (“SGA”) and the Trust with respect to the SGA Fund (“SGA Agreement”) that would become effective following the reorganization of the SGA Global Growth Fund (“Old SGA Fund”) into the SGA Fund; (3) the approval of a new investment advisory agreement among the Manager, Acadian Asset Management LLC (“Acadian”) and the Trust with respect to the Acadian Fund (“Acadian Agreement”); and (4) the approval of a revised Management Agreement (“Revised Management Agreement”) between the Manager and the Trust on behalf of the American Beacon Earnest Partners Emerging Markets Equity Fund (“Earnest Partners Fund”); and (5) a revised investment advisory agreement among the Manager, EARNEST Partners, LLC (“EARNEST Partners”) and the Trust with respect to the Earnest Partners Fund (“Revised Advisory Agreement”).

Approval of American Beacon Advisors, Inc.

In advance of the meeting, the Board requested and reviewed information provided by the Manager in connection with its consideration of the Management Agreement for the SGA Fund and the Acadian Fund, and the Investment Committee of the Board met with representatives of the Manager. The Board considered, among other materials, responses by the Manager to inquiries requesting:

•	a description of the advisory and related services proposed to be provided to the Funds;

•	identification of the professional personnel who are proposed to be assigned primary responsibility for managing each Fund;

•	an analysis of the proposed advisory fee, and fee waivers, a comparison to the fees charged to other comparable clients and an explanation of any differences between the fee schedules; and

•	any other information the Manager believed would be material to the Board’s consideration of the Management Agreement.

The Board also considered information that had been provided by the Manager to the Board at the May 2013 meeting in connection with the renewal of the Management Agreement between the Manager and the Trust as it related to other existing series of the Trust (“Existing Funds”).

Provided below is an overview of the primary factors the Board considered at its August 8-9, 2013 meetings at which the Board considered the approval of the Management Agreement. In determining whether to approve the Management Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services to be provided; (2) the estimated costs to be incurred by the Manager in rendering its services and the resulting profits or losses; (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by the Manager with the Existing Funds; and (6) any other benefits derived or anticipated to be derived by the Manager from its relationship with the SGA Fund and the Acadian Fund.

The Board did not identify any particular information that was most relevant to its consideration of the Management Agreement, and each Trustee may have afforded different weight to the various factors. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the approval. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the Management Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the Management Agreement were reasonable and fair and that the approval of the Management Agreement was in the best interests of the Funds.

Nature, Extent and Quality of Services. The Board noted that it had considered the renewal of the Management Agreement between the Manager and the Trust as it relates to the Existing Funds at its May 2013 meeting. At that meeting, the Board received detailed information regarding the Manager, including information with respect to the scope of services provided by the Manager to the Funds and the background and experience of the Manager’s key investment personnel. At the May meeting, the Board also considered the Manager’s disciplined investment approach and goal to provide consistent above average long-term performance at a low cost on behalf of the Existing Funds and the Manager’s culture of compliance and support for compliance operations that reduces risks to the Existing Funds. The Board noted the Manager’s representation that the advisory and related services proposed to be provided to the Funds will be consistent with the services provided to the Existing Funds, except that the SGA Fund and the Acadian Fund are single-manager funds and, therefore, the Manager will not allocate assets among multiple investment advisors, which it does for many of the Existing Funds. The Board considered the background and experience of key investment personnel who will have primary responsibility for the day-to-day oversight of the Funds. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management to be provided by the Manager were appropriate for the Funds.

Investment Performance. The Board noted that the Funds are new and, therefore, had no historical performance for the Board to review. The Board also noted that the Trustees would review the performance of SGA and Acadian in connection with their consideration of the SGA Agreement and the Acadian Agreement, respectively.

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the estimated revenues to be earned and the expenses to be incurred by the Manager. The Board also considered that the Manager will receive service and administrative fees to compensate the Manager for providing administrative services to the Funds. The Board noted the Manager’s representation that its

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisor Agreements of the Funds (Unaudited)

accounting system does not provide for cost allocation. Accordingly, the Manager created an allocation of expenses based upon the estimated percentage of time spent by its employees on non-distribution related business. Based on the foregoing information, the Board concluded that the estimated profitability at projected asset levels were reasonable in light of the services to be performed by the Manager.

Comparisons of the amounts to be paid to the Manager under the Management Agreement and other funds in the relevant Morningstar category. In evaluating the Management Agreement, the Board reviewed the Manager’s proposed management fee schedule. The Board considered a comparison of the management fee rate to be charged by the Manager under the Management Agreement versus the fee rates charged by comparable funds. The Board noted the Manager’s representation that the management fee rates proposed by the Manager for the Funds are lower than other Morningstar, Inc. (“Morningstar”) peer group funds. The Board also noted that the management fee rates proposed by the Manager are consistent with the fee rates paid by the Existing Funds. In addition, the Board considered that the Manager has agreed to contractually limit the expenses of the Funds for at least one year following the inception date of each Fund at competitive market levels. This information assisted the Board in concluding that the management fee rates appeared to be within a reasonable range for the services to be provided to the Funds, in light of all the factors considered.

Economies of Scale. The Board considered that the fees to be paid to SGA and Acadian will be paid directly by the Funds and that the Manager would not benefit economically from the proposed fee arrangements. The Board also considered the Manager’s representation that there are breakpoints in the advisory fee rates to be paid to SGA and Acadian, and that the Manager believes that the proposed fee rates properly reflect economies of scale for the benefit of Fund shareholders. Thus, the Board concluded that the Funds will be receiving economies of scale due to the breakpoints incorporated into the advisory fee schedules.

Benefits Derived from the Relationship with the Funds. The Board considered the Manager’s representation that it does not anticipate any material “fall-out” benefits resulting from its proposed relationship with the Funds. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager by virtue of its relationships with the Funds appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Funds or the Manager, as that term is defined in the 1940 Act: (1) concluded that the proposed management fee is fair and reasonable; (2) determined that the SGA Fund and the Acadian Fund and their shareholders would benefit from the Manager’s management of the Funds; and (3) approved the Management Agreement.

Approval of Sustainable Growth Advisers, LP

In advance of the meeting, the Board requested and reviewed information provided by SGA in connection with its consideration of the SGA Agreement, and the Investment Committee of the Board met with representatives of SGA. The Board considered, among other materials, responses by SGA to inquiries requesting:

•	a description of the advisory and related services proposed to be provided to the SGA Fund;

•	identification of the professional personnel to perform services for the SGA Fund and their education, experience and responsibilities;

•	a comparison of investment performance of the Old SGA Fund with the performance of applicable peer groups and indices;

•	an analysis of the proposed advisory fee, including a comparison with fee rates charged to other clients for which similar services are provided and anticipated economies of scale;

•	a description of the portfolio managers’ compensation, including an incentive arrangement and, if compensation is tied to performance, a description of the oversight mechanism to prevent a manager with lagging performance from taking undue risks;

•	a description of SGA’s compliance program and any material compliance matters, as well as its trading activities;

•	a discussion of SGA’s financial condition and confirmation that SGA’s financial condition would not impair its ability to provide high-quality services to the SGA Fund;

•	a description of any payments to be made to the Manager to support the marketing efforts for the SGA Fund; and

•	any other information that SGA believed would be material to the Board’s consideration of the Agreement.

Provided below is an overview of the primary factors the Board considered at its August 8-9, 2013 meetings at which the Board considered the approval of the SGA Agreement. In determining whether to approve the SGA Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services to be provided; (2) the investment performance of the Old SGA Fund; (3) the costs to be incurred by SGA in rendering its services and the resulting profits or losses; (4) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (5) whether fee levels reflect these economies of scale, if any, for the benefit of investors; (6) comparisons of services and fees with contracts entered into by the SGA with other clients; and (7) any other benefits anticipated to be derived by SGA from its relationship with the SGA Fund.

The Board did not identify any particular information that was most relevant to its consideration of the SGA Agreement, and each Trustee may have afforded different weight to the various factors. The Trustees posed questions to various management personnel of SGA regarding certain key aspects of the materials submitted in support of the approval. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the SGA Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisor Agreements of the Funds (Unaudited)

contracts. Based on its evaluation, the Board unanimously concluded that the terms of the SGA Agreement were reasonable and fair and that the approval of the SGA Agreement was in the best interests of the SGA Fund.

Nature, extent and quality of the services to be provided by SGA. The Board considered information regarding SGA’s principal business activities, its reputation, financial condition and overall capabilities to perform the services under the SGA Agreement. In addition, the Board considered the background and experience of the personnel who will be assigned responsibility for managing the SGA Fund. The Board also considered SGA’s investment resources, infrastructure and the adequacy of its compliance program. In addition, the Board took into consideration the Manager’s recommendation of SGA. The Board considered SGA’s representation that its financial condition is adequate to provide high quality advisory services to the SGA Fund and that its current staffing levels were adequate to service the SGA Fund. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by SGA were appropriate for the SGA Fund in light of its investment objective, and, thus, supported a decision to approve the SGA Agreement.

Performance of SGA. The Board evaluated the performance information provided by SGA and the Manager regarding the performance of the Old SGA Fund as compared to the MSCI All Country World Index (“MSCI ACWI Index”). The Board noted that the Old SGA Fund underperformed the MSCI ACWI Index for the one-year period ended June 30, 2013, but outperformed the MSCI ACWI Index for the period since inception. The Board also considered the SGA Fund’s ranking in the Morningstar World Stock category. Based on the foregoing information, the Board concluded that the historical investment performance record of SGA supported approval of the Agreement.

Comparisons of the amounts to be paid under the Agreement with those under contracts between SGA and its other clients. In evaluating the SGA Agreement, the Board reviewed the proposed advisory fee rate for services to be performed by SGA on behalf of the SGA Fund. The Board noted that SGA’s investment advisory fee rate under the Agreement would be paid to SGA by the SGA Fund. The Board also considered SGA’s representation that the fee rate schedule for the SGA Fund is lower than SGA’s standard fee rate schedule for other global equity strategy accounts. The Board also noted the Manager’s representation that the combined management and advisory fee rate to be paid to the Manager and SGA was lower than industry averages for actively managed world stock mutual funds. This information assisted the Board in concluding that SGA’s advisory fee rate under the SGA Agreement was reasonable in light of the services to be provided to the Fund.

Costs of the services to be provided and profits to be realized by SGA and its affiliates from its relationship with the SGA Fund. The Board did not consider the costs of the services to be provided and profits to be realized by SGA from its relationship with the SGA Fund, noting instead the arm’s-length nature of the relationship between the Manager and SGA with respect to the negotiation of the advisory fee rate on behalf of the SGA Fund.

Economies of Scale. The Board considered SGA’s representation that it expects to realize economies of scale in connection with the services that it will provide to the SGA Fund, and that the proposed fee rate schedule includes breakpoints that reflect these economies of scale for the benefit of the SGA Fund’s investors. Based on the foregoing information, the Board concluded that the breakpoints under the proposed fee schedule reflect economies of scale associated with the services to be provided to the SGA Fund by SGA.

Benefits to be derived by SGA from the relationship with the SGA Fund. The Board considered the “fall-out” or ancillary benefits that might accrue to SGA as a result of the advisory relationship with the SGA Fund, including greater exposure in the marketplace with respect to SGA’s investment process and expanding the level of assets under its management. The Board also considered SGA’s representation that it receives research from unaffiliated brokers, as well as invitations to conferences and one-on-one meetings with companies SGA invests in. Additionally, the Board noted SGA’s representation that the SGA Fund and SGA’s other clients will receive better execution for block trades. Based on the foregoing information, the Board concluded that “fall-out” benefits that may accrue to SGA were not a material factor in approving the SGA Agreement.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the SGA Fund, the Manager or SGA, as that term is defined in the 1940 Act, concluded that the proposed investment advisory fee rate is fair and reasonable and that the approval of the Agreement is in the best interests of the SGA Fund and approved the SGA Agreement.

Approval of Acadian Asset Management LLC

Prior to the meeting with Acadian, the Board requested and reviewed information provided by Acadian in connection with its consideration of the Acadian Agreement, and the Investment Committee of the Board met with representatives of Acadian. The Board considered, among other materials, responses by Acadian to inquiries requesting:

•	a description of the advisory and related services proposed to be provided to the Acadian Fund;

•	identification of the professional personnel to perform services for the Acadian Fund and their education, experience and responsibilities;

•	a comparison of investment performance of the Acadian Emerging Markets Managed Volatility Composite (“Acadian Composite”) with the performance of applicable peer groups and indices;

•	an analysis of the proposed advisory fee, including a comparison with fee rates charged to other clients for which similar services are provided, the effect of any fee waivers and anticipated economies of scale;

•	a description of the portfolio managers’ compensation, including an incentive arrangement and, if compensation is tied to performance, a description of the oversight mechanism to prevent a manager with lagging performance from taking undue risks;

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisor Agreements of the Funds (Unaudited)

•	a description of Acadian’s compliance program and any material compliance matters, as well as its trading activities;

•	a discussion of Acadian’s financial condition and confirmation that Acadian’s financial condition would not impair its ability to provide high-quality services to the Acadian Fund;

•	a description of any payments to be made to the Manager to support the marketing efforts for the Acadian Fund; and

•	any other information that Acadian believed would be material to the Board’s consideration of the Acadian Agreement.

Provided below is an overview of the primary factors the Board considered at its August 8-9, 2013 meetings at which the Board considered the approval of the Acadian Agreement. In determining whether to approve the Acadian Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services to be provided; (2) the investment performance of Acadian; (3) the costs to be incurred by Acadian in rendering its services and the resulting profits or losses; (4) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (5) whether fee levels reflect these economies of scale, if any, for the benefit of investors; (6) comparisons of services and fees with contracts entered into by the Acadian with other clients; and (7) any other benefits anticipated to be derived by Acadian from its relationship with the Acadian Fund.

The Board did not identify any particular information that was most relevant to its consideration of the Acadian Agreement, and each Trustee may have afforded different weight to the various factors. The Trustees posed questions to various management personnel of Acadian regarding certain key aspects of the materials submitted in support of the approval. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the Acadian Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the Acadian Agreement were reasonable and fair and that the approval of the Acadian Agreement was in the best interests of the Acadian Fund.

Nature, extent and quality of the services to be provided by Acadian. The Board considered information regarding Acadian’s principal business activities, its reputation, financial condition and overall capabilities to perform the services under the Acadian Agreement. In addition, the Board considered the background and experience of the personnel who will be assigned responsibility for managing the Acadian Fund. The Board also considered Acadian’s investment resources, infrastructure and the adequacy of its compliance program. In addition, the Board took into consideration the Manager’s recommendation of Acadian. The Board considered Acadian’s representation that its financial condition is adequate to provide high quality advisory services to the Acadian Fund and that its current staffing levels were adequate to service the Fund. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by Acadian were appropriate for the Fund in light of its investment objective, and, thus, supported a decision to approve the Acadian Agreement.

Performance of Acadian. The Board evaluated the performance information provided by Acadian and the Manager regarding the performance of the Acadian Composite as compared to the MSCI Emerging Markets Index (“MSCI EM Index”) and a relevant peer universe of funds and managers pursuing similar investment objectives. The Board considered that the annualized performance of the Acadian Composite outperformed the MSCI EM Index for all relevant time periods. The Board also considered how the Acadian Composite would have ranked in the Morningstar Emerging Markets Category. Based on the foregoing information, the Board concluded that the historical investment performance record of Acadian supported approval of the Acadian Agreement.

Comparisons of the amounts to be paid under the Agreement with those under contracts between Acadian and its other clients. In evaluating the Acadian Agreement, the Board reviewed the proposed advisory fee rate for services to be performed by Acadian on behalf of the Fund. The Board noted that Acadian’s investment advisory fee rate under the Acadian Agreement would be paid to Acadian by the Acadian Fund. The Board considered Acadian’s representation that it does not currently have a subadvisory relationship with respect to its emerging markets managed volatility strategy and therefore could not provide a basis for comparison of the amounts to be paid under the Acadian Agreement. The Board also noted the Manager’s representation that the combined management and advisory fee rate to be paid to the Manager and Acadian was lower than industry averages for actively managed emerging markets mutual funds. After evaluating this information, the Board concluded that Acadian’s advisory fee rate under the Acadian Agreement was reasonable in light of the services to be provided to the Fund.

Costs of the services to be provided and profits to be realized by Acadian and its affiliates from its relationship with the Acadian Fund. The Board did not consider the costs of the services to be provided and profits to be realized by Acadian from its relationship with the Acadian Fund, noting instead the arm’s-length nature of the relationship between the Manager and Acadian with respect to the negotiation of the advisory fee rate on behalf of the Acadian Fund.

Economies of Scale. The Board considered Acadian’s representation that it expects to realize economies of scale in connection with the services that it will provide to the Acadian Fund, and that the proposed fee rate schedule includes breakpoints that reflect these economies of scale for the benefit of the Acadian Fund’s investors. In this regard, the Board considered Acadian’s representation that as asset levels increase, it will increase its portfolio management resources. The Board also considered Acadian’s representation that it reinvests revenues in additional technology resources, including information technology staff and data sources, and in compliance and operational areas that will impact its traditional equity strategies. Based on the foregoing information, the Board concluded that the breakpoints under the proposed fee schedule reflect economies of scale associated with the services to be provided to the Acadian Fund by Acadian.

Benefits to be derived by Acadian from the relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that might accrue to Acadian as a result of its relationship with the Acadian Fund, including greater exposure in the marketplace with respect to Acadian’s investment process and expanding the level of assets under management by Acadian. The Board noted Acadian’s

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisor Agreements of the Funds (Unaudited)

representation that it does not expect to accrue any material benefit from its relationship with the Acadian Fund, other than the advisory fee. The Board also noted Acadian’s representation that it does not use soft dollars. Based on the foregoing information, the Board concluded that the potential benefits accruing to Acadian by virtue of its relationship with the Acadian Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Acadian Fund, the Manager or Acadian, as that term is defined in the 1940 Act, concluded that the proposed investment advisory fee rate is fair and reasonable and that the approval of the Acadian Agreement is in the best interests of the Acadian Fund and approved the Acadian Agreement.

Approval of the Revised Management Agreement and Revised Investment Advisory for the Earnest Partners Fund

At its meeting on May 29, 2013, the Board considered information provided by the Manager and EARNEST Partners and approved, with respect to the Earnest Partners Fund, the Management Agreement between the Manager and the Trust and a new investment advisory agreement between the Manager and EARNEST Partners. At its August 8-9, 2013 meetings, the Board noted that the Earnest Partners Fund had not yet commenced operations, and considered the approval of a Revised Management Agreement and Revised Advisory Agreement. The Board considered that the terms of the Revised Management Agreement were substantively identical to the prior Management Agreement, except that, under the Revised Management Agreement, the Earnest Partners Fund would pay the Manager a management fee comprised solely of a fee for the Manager, rather than a fee for the Manager and the fee owed to EARNEST Partners. Additionally, the Board considered that the terms of the Revised Advisory Agreement were substantively identical to those of the prior investment advisory agreement, except that the American Beacon Funds would be a party to the Revised Advisory Agreement and, under that agreement, the Earnest Partners Fund would pay EARNEST Partners an investment advisory fee directly, rather than having that payment go first to the Manager. The Board considered that these revised payment provisions of both agreements would have no substantive impact on the services provided to or the total fees to be paid by the Earnest Partners Fund.

Based on the foregoing considerations, the Board, including a majority of Trustees who are not “interested persons” of the Earnest Partners Fund, the Manager or EARNEST Partners, as that term is defined in the 1940 Act, concluded that the approvals of the Revised Management Agreement and the Revised Advisory Agreement were in the best interests of the Earnest Partners Fund and approved the Revised Management Agreement and the Revised Advisory Agreement.

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-nine funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES
Term
Lifetime of Trust until removal, resignation or retirement*

Gerard J. Arpey** (55)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Alan D. Feld*** (77)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (69)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (53)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (59)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Thomas M. Dunning (71)	Trustee since 2008	Chairman Emeritus (2008-Present) and Chairman (1998-2008)), Lockton Dunning Benefits (consulting firm in employee benefits); Lead Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (70)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

Barbara J. McKenna, CFA (50)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (68)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

OFFICERS

Term
One Year
Gene L. Needles, Jr. (59)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2009-Present), President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009-Present), American Beacon Mileage Funds; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (54)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary, American Beacon Advisors, Inc. (2008 – present); Secretary, Lighthouse Holdings, Inc. (2008-Present); Secretary Lighthouse Holdings Parent, Inc. (2008-Present).

Brian E. Brett (53)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Wyatt L. Crumpler (47)	VP since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2012), and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (43)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (59)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (52)	Treasurer since 2010	Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer, Lighthouse Holdings, Inc. (2010 – Present); Treasurer, Lighthouse Holdings Parent, Inc. (2010-Present).

Terri L. McKinney (50)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (38)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Samuel J. Silver (50)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

Christina E. Sears (42)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present), American Beacon Advisors, Inc.

John J. Okray (39)	Asst. Secretary since 2010	Deputy General Counsel (2012-Present) and Assistant General Counsel (2010-2012), American Beacon Advisors, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings Parent, Inc.; Vice President, OppenheimerFunds, Inc. (2004-2010).

Sonia L. Bates (57)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present) and Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings Parent, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Arpey is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Arpey previously served as CEO of AMR Corp., which has a material relationship with the Manager.
***	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub-advisors.

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Delivery of Documents

eDelivery is NOW AVAILABLE—Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, Investor Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 202-551-8090. A complete schedule of each Fund’s portfolio holdings is also made available on the Funds’ website at www.americanbeaconfunds.com approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or summary prospectus.

American Beacon Funds, American Beacon Acadian Emerging Markets Managed Volatility Fund, American Beacon Earnest Partners Emerging Markets Equity Fund, and American Beacon SGA Global Growth Fund are service marks of American Beacon Advisors, Inc.

AR 1/14

ITEM 2. CODE OF ETHICS.

The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code November 12, 2013 to disclose the removal of terminated Investment Companies. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Ms. Brenda Cline, a member of the Trust’s Audit and Compliance Committee, is an “audit committee financial expert” as defined in Form N-CSR. Ms. Brenda Cline is “independent” as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees	Fiscal Year Ended
$27,203	6/30/2012	*
$203,016	8/31/2012	*
$372,284	10/31/2012	*
$54,406	11/30/2012	*
$163,393	12/31/2012	*
$209,783	8/31/2013
$384,699	10/31/2013
$168,847	12/31/2013
$105,556	1/31/2014

(b)

Audit-Related Fees	Fiscal Year Ended
$0	6/30/2012
$0	8/31/2012
$0	10/31/2012
$0	11/30/2012
$0	12/31/2012
$0	8/31/2013
$0	10/31/2013
$0	12/31/2013

*	Change from previous reporting.

(c)

Tax Fees	Fiscal Year Ended
$8,250	6/30/2012	*
$34,250	8/31/2012	*
$69,963	10/31/2012	*
$15,000	11/30/2012	*
$22,250	12/31/2012	*
$36,250	8/31/2013
$70,713	10/31/2013
$20,000	12/31/2013
$10,500	1/31/2014

*	Change from previous reporting.

(d)

All Other Fees	Fiscal Year Ended
$0	6/30/2012
$0	8/31/2012
$0	10/31/2012
$0	11/30/2012
$0	12/31/2012
$0	8/31/2013
$0	10/31/2013
$0	12/31/2013

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

•	to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

•	to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

•	to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

•	to review the arrangements for and scope of the annual audit and any special audits; and

•	to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$8,250	$0	N/A	6/30/2012	*
$34,250	$0	N/A	8/31/2012	*
$69,963	$0	N/A	10/31/2012	*
$15,000	$0	N/A	11/30/2012	*
$22,500	$0	N/A	12/31/2012	*
$36,250	$0	N/A	8/31/2013
$70,713	$0	N/A	10/31/2013
$20,000	$0	N/A	12/31/2013
$10,500	$0	N/A	1/31/2014

*	Change from previous reporting.

(h)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder report presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: April 9, 2014

By	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer

Date: April 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: April 9, 2014

By	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer

Date: April 9, 2014